Prospectus supplement dated December 5, 2014
to the following prospectus(es):
FUTURE Corporate VUL, BAE Future Corporate FPVUL, Next Generation Corporate Variable Universal Life, and Future Executive VUL prospectus dated May 1, 2014
BOA CVUL Future (NLAIC) and BOA CVUL (NLAIC) prospectus dated May 1, 2008
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following investment option(s) are only available to contracts issued prior to December 31, 2014:
•	Janus Aspen Series - Forty Portfolio: Service Shares
•	Nationwide Variable Insurance Trust - NVIT Multi Sector Bond Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Nationwide Fund: Class I
PROS-0293